                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                ---------------


                                  FORM 8-K/A

                                AMENDMENT NO. 1



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):    May 28, 1999
                                                           ------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)



 Georgia                            01-14213                58-2237359
-----------------                 -------------         ------------------
(State or Other                   (Commission            (I.R.S. Employer
Jurisdiction of                    File Number)         Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia         30071
------------------------------------------------------         ------
   (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                     N/A
                    ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  The registrant hereby amends its report on Form 8-K filed on June 11, 1999 by deleting the text under Item 7 and replacing it with the following text.

  (a)  Financial Statements of Business Acquired.

         Included as Exhibit 99.1 hereto and incorporated herein by reference.

  (b)  Pro Forma Financial Information.

         Included as Exhibit 99.2 hereto and incorporated herein by reference.

  (c)  Exhibits.

Item No.            Exhibit List

2.1 Acquisition and Merger Agreement dated May 28, 1999 by and between The InterCept Group, Inc., LEV Acquisition Corp., L.E. Vickers & Associates, Inc., Data Equipment Services, Inc., and certain shareholders of L.E. Vickers & Associates, Inc. and Data Equipment Services, Inc.*


99.1 The following financial statements of L.E. Vickers & Associates, Inc. and Data Equipment Services, Inc. together with the report by Arthur Andersen LLP for the periods stated therein:

               Balance Sheets as of December 31, 1998 and May 31, 1999 (unaudited).

               Statements of Income for the year ended December 31, 1998 and the five months ended May 31, 1999 (unaudited).

               Statements of Stockholders' Equity for the year ended December 31, 1998 and the five months ended May 31, 1999 (unaudited).

               Statements of Cash Flows for the year ended December 31, 1998 and the five months ended May 31, 1999 (unaudited).

               Notes to Financial Information.


99.2 The following unaudited pro forma condensed consolidated financial statements of The InterCept Group, Inc., L.E. Vickers & Associates, Inc. and Data Equipment Services, Inc.

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998.

               Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1999.

               Notes to Pro Forma Condensed Consolidated Financial Information.



* Previously filed with the registrant's Current Report on Form 8-K filed June 11, 1999.

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                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.



                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer


Dated:  August 10, 1999

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                                  EXHIBIT LIST


Exhibit No.    Description
-----------    -----------


2.1 Acquisition and Merger Agreement dated May 28, 1999 by and between The InterCept Group, Inc., LEV Acquisition Corp., L.E. Vickers & Associates, Inc., Data Equipment Services, Inc., and certain shareholders of L.E. Vickers & Associates, Inc. and Data Equipment Services, Inc.*


99.1 The following financial statements of L.E. Vickers & Associates, Inc. and Data

               Equipment Services, Inc. together with the report by Arthur Andersen LLP for the periods stated therein:

               Balance Sheets as of December 31, 1998 and May 31, 1999 (unaudited).

               Statements of Income for the year ended December 31, 1998 and the five months ended May 31, 1999 (unaudited).

               Statements of Stockholders' Equity for the year ended December 31, 1998 and the five months ended May 31, 1999 (unaudited).

               Statements of Cash Flows for the year ended December 31, 1998 and the five months ended May 31, 1999 (unaudited).

               Notes to Financial Information.


99.2 The following unaudited pro forma condensed consolidated financial statements of The InterCept Group, Inc., L.E. Vickers & Associates, Inc. and Data Equipment Services, Inc.

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998.

               Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1999.

               Notes to Pro Forma Condensed Consolidated Financial Information.


* Previously filed with the registrant's Current Report on Form 8-K filed June 11, 1999.

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